Exhibit 32

CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This certification is not to be deemed filed pursuant to the Securities Exchange Act of 1934, as amended, and does not constitute a part of the Quarterly Report of Levi Strauss & Co., a Delaware corporation (the “Company”), on Form 10-Q for the period ended August 24, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”).

In connection with the Report, each of the undersigned officers of the Company does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Report.

/s/  R. John Anderson
R. John Anderson
President
and Chief Executive Officer

October 2, 2008

/s/  Heidi L. Manes
Heidi L. Manes
Vice President and Controller/
Interim Chief Financial Officer

October 2, 2008